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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                       Date of Report: October 14, 1999


                            COLORADO MEDTECH, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)


     Colorado                       000-12471                    84-0731006
-------------------              ----------------           ------------------
(State or other jurisdiction    (Commission File              I.R.S. Employer
   of incorporation)                Number)                 Identification No.)

                              6175 Longbow Drive
                            Boulder, Colorado 80301
                            -----------------------
         (Address, including zip code, of principal executive offices)


                                (303) 530-2660
                                --------------
                        (Registrant's telephone number,
                             including area code)
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Item 5.    Other Events.

     Colorado MEDtech, Inc. issued a press release regarding the signing of a letter of intent to acquire CIVCO Medical Instruments Co., Inc. The text of the press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statement and Exhibits.

     (c)  Exhibits.

     No.   Description
     ---   -----------

     99.1  Press release dated October 14, 1999

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATED, this 14th day of October, 1999.


                              COLORADO MEDTECH, INC.


                              By:  /s/ John V. Atanasoff
                                   ------------------------------
                                    John V. Atanasoff, II
                                    Chief Executive Officer

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